UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2018

REVOLUTION LIGHTING TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23590	59-3046866
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

177 Broad Street, Stamford, Connecticut 06901

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (203) 504-1111

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On August 3, 2018, Revolution Lighting Technologies, Inc. (“Revolution” or the “Company”) agreed, pursuant to an Exchange Agreement dated as of such date (the “Exchange Agreement”) to issue shares of its common stock, par value $0.001 per share (“Common Stock”), for the exchange and cancellation of a portion of its promissory note issued to Aston Capital, LLC (“Aston”). Aston is an affiliate of Robert V. LaPenta, Revolution’s Chairman, Chief Executive Officer and President and James A. DePalma, Revolution’s Chief Financial Officer. Pursuant to the Exchange Agreement, the Company agreed to issue to Aston 1,100,000 shares of the Company’s Common Stock in exchange for $3,344,000 of the outstanding principal amount of, and the accrued and unpaid interest on, that certain promissory note, dated June 30, 2018, made by the Company in favor of Aston in the principal amount of $17,728,342.88 (the “June Note”). At Aston’s direction, the Company issued 1,000,000 of the shares to Mr. LaPenta and 100,000 shares to Mr. DePalma. The Company issued an amended and restated promissory note, dated as of August 3, 2018 (the “August Promissory Note”) in favor of Aston to reflect the reduced principal amount on the same terms and conditions as the June Note. The August Promissory Note accrues interest at a rate of 9% per annum and becomes due and payable on July 20, 2020.The August Promissory Note is the only promissory note currently outstanding in favor of Aston.

The Exchange Agreement was approved by the Audit Committee of the Board of Directors of the Company.

The foregoing is a summary of the material terms of the Exchange Agreement and the August Promissory Note. Investors are encouraged to review the entire text of the Exchange Agreement and the August Promissory Note, copies of which will be filed with the Company’s Form 10-Q for the quarter ended June 30, 2018.

Item 2.02.	Results of Operations and Financial Condition.

The Company issued a press release on August 2, 2018, disclosing financial results for its fiscal quarter ended June 30, 2018 and held a management conference call to discuss these results. Copies of the Company’s press release and the transcript of the management conference call are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The information in Item 2.02 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated August 2, 2018, of Revolution Lighting Technologies, Inc.

99.2	Management Conference Call Script

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2018

REVOLUTION LIGHTING TECHNOLOGIES, INC.

By:	/s/ James A. DePalma
James A. DePalma Chief Financial Officer

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